UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☒
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
CONCORD COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)
COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Computer Associates International, Inc.
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Concord Communications, Inc.
Commission File No.: 0-23067

        On April 26, 2005, Computer Associates International, Inc. posted on its website the following letter to the employees of Concord Communications, Inc.

One Computer Associates Plaza Islandia, New York 11749 tel: +1 631 342 6000 fax: +1 631 342 6800 ca.com

April 26, 2005

To Our Concord and Aprisma Colleagues:

        Since we announced on April 7 CA's definitive agreement to acquire Concord Communications, Inc., the CA team has had a chance to meet and speak with many of you about our goals for the combination of CA and Concord, including its recently acquired subsidiary, Aprisma Technologies. While our planning and communication must be limited until the actual close of the transaction due to antitrust and other regulatory constraints, I want to update you on our approach to the merger over the next few months—up to and through closing.

        CA, Concord and Aprisma have each begun planning for our post-closing integration. CA is taking a very thoughtful and thorough approach toward creating a synergistic, best of breed network and systems management portfolio that will be a win-win for the customers, shareholders and employees of both companies. This acquisition and the technology Concord brings to the table are vitally important to enhancing our strategic position in the network management space. However, we also recognize that among our most valuable assets are the people behind the products—and that will include you.

        I want to assure you that the CA Management Team is focused on employee retention and stands behind our previously stated intention to retain the majority of Concord and Aprisma employees. Although we announced at the time of the acquisition that there may be consolidation in certain areas, CA intends to continue until September 30, 2005 the employment of every person employed by Concord or Aprisma on the date of the merger agreement, April 7. In addition, upon the closing of the transaction, management from both companies will be involved in the review of all jobs and determining the optimal structure for the combined business, as well as the right business model—looking at key attributes of Concord, Aprisma and CA.

        To facilitate the most efficient, effective and seamless integration possible and to provide you with the information you need, we will appoint a global integration representative from each company in each of the functional areas, including sales and support, services, research & development, human resources, finance and administration, legal, marketing and IT. Once the transaction closes, we will communicate the names of the Concord, Aprisma and CA colleagues on those teams. We will also provide you with more detail about the integration process, including answers to questions frequently asked by employees.

        I know I speak for the management at CA, Concord and Aprisma when I say that we will have a winning combination of talent, technology and innovation. I look forward to working with you to create the most dynamic, successful network and systems management provider anywhere.

Sincerely,

Al Nugent
Senior Vice President and General Manager
Unicenter Enterprise System Management Solutions
Computer Associates International, Inc.

Cautionary Statement Regarding Forward-Looking Statements

        Certain statements in this communication regarding the proposed transaction between CA and Concord, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding CA's or Concord's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties' ability to consummate the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; and the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate Concord's operations into those of CA; such integration may be more difficult, time-consuming or costly than expected; and the other factors described in CA's Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC, and Concord's Annual Report on Form 10-K for the year ended December 31, 2004. CA and Concord assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

        This communication may be deemed to be solicitation material in respect of the proposed acquisition of Concord by CA. In connection with the proposed acquisition, CA and Concord intend to file relevant materials with the SEC, including Concord's proxy statement on Schedule 14A. STOCKHOLDERS OF CONCORD ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCORD'S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and Concord stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Concord. Such documents are not currently available.

Participants in Solicitation

        CA and its directors and executive officers, and Concord and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concord common stock in respect of the proposed transaction. Information about the directors and executive officers of CA is set forth in the proxy statement for CA's 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2004. Information about the directors and executive officers of Concord is set forth in the proxy statement for Concord's 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2005. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.